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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                April 6, 2005





                               GMX RESOURCES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Oklahoma                 000-32325                   73-1534474
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


                  One Benham Place
           9400 North Broadway, Suite 600
                  Oklahoma City, OK                              73114
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:            (405) 600-0711




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)








     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On April 6, 2005, GMX RESOURCES INC ("GMX") signed an agreement with McLachlan Drilling Co. for use of a drilling rig in its East Texas Properties. A description of the terms of this agreement are included in the press release which is filed as an exhibit to this report.





ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On April 6, 2005, GMX issued a press release announcing, among other things, its estimated production for the first quarter 2005. A copy of the release is filed as an Exhibit to this report and shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.





ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

            The following Exhibits are filed as a part of this report:

            99.1      Company press release issued April 6, 2005.





                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              GMX RESOURCES INC.



                                              By: /s/ Ken L. Kenworthy, Sr.
                                                  -------------------------
                                                  Ken L. Kenworthy Sr.,
                                                  Chief Financial Officer
Date:  April 6, 2005
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                                INDEX TO EXHIBITS


     99.1   Company press release issued April 6, 2005.